                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                   FORM 8-K/A

                                AMENDMENT NO. 2


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  MAY 18, 1998
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                Date of Report (Date of earliest event reported)



                                   INTUIT INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

          0-21180                                    77-0034661
   ------------------------                ------------------------------------
   (Commission file number)                (I.R.S. Employer Identification No.)


                               2535 GARCIA AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
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          (Address of principal executive offices, including zip code)





                                 (415) 944-6000
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              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            Included as Exhibit 99.02 hereto, and incorporated herein by reference, is a copy of the audited combined financial statements of Lacerte as of March 31, 1997 and 1998 and for the years ended March 31, 1996, 1997 and 1998. Included as Exhibit 99.03 hereto, and incorporated herein by reference, is a copy of certain unaudited financial information of Lacerte for the six months ended March 31, 1998. The unaudited financial information included for the six months ended March 31, 1998 is incomplete as it was prepared solely for purposes of preparing pro forma condensed combining statements of operations data and does not include all of the information required by Regulation S-X for full quarterly financial statements, such as footnotes.

            (b) PRO FORMA FINANCIAL INFORMATION

            Included as Exhibit 99.03 hereto, and incorporated herein by reference, is a copy of the pro forma condensed combining financial information with respect to the proposed acquisition of Lacerte by the Company, which combine the statement of operations of the Company for the year ended July 31, 1997 and the six months ended January 31, 1998 with the statements of operations of Lacerte for the year ended September 30, 1997 and the six months ended March 31, 1998, respectively, as if the Pending Acquisition had occurred as of the earliest period presented, and the balance sheets of the Company as of January 31, 1998 and of Lacerte as of March 31, 1998, as if the Pending Acquisition had occurred as of January 31, 1998.

            (c) EXHIBITS

            The following exhibits are filed herewith:


     Number       Description
     ------       -----------
     * 2.01       Asset Purchase Agreement dated as of May 18, 1998 by and
                  between the Company, IL Acquisition Corp., Lacerte Software
                  Corporation and Lacerte Educational Services, Inc. The
                  Company agrees to furnish a copy of the omitted schedules to the Commission upon request.

     *23.01       Consent of Price Waterhouse LLP, Independent Accountants.

     *99.01 Unaudited financial information of the Company as of April 30, 1997 and for the three and nine month periods then ended.

     *99.02       Audited Combined Financial Statements of Lacerte as of March
                  31, 1997 and 1998 and for the years ended March 31, 1996, 1997 and 1998.

     *99.03 Unaudited condensed combined income statement information of Lacerte for the six month period ended March 31, 1998.

      99.04       Pro forma financial information of the Company and Lacerte.

     *99.05       Restatement of Earnings Per Share Under Statement of
                  Financial Accounting Standards No. 128.

------------------
* Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its report on form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                INTUIT INC.

Dated:  May 22, 1998                            /s/ Catherine L. Valentine
      -------------------------                 -------------------------
                                                Catherine L. Valentine
                                                Vice President, General Counsel
                                                & Corporate Secretary

                                 EXHIBIT INDEX


     Number       Description
     ------       -----------
      *2.01       Asset Purchase Agreement dated as of May 18, 1998 by and
                  between the Company, IL Acquisition Corp., Lacerte Software
                  Corporation and Lacerte Educational Services, Inc. The
                  Company agrees to furnish a copy of the omitted schedules to the Commission upon request.

     *23.01       Consent of Price Waterhouse LLP, Independent Accountants.

     *99.01 Unaudited financial information of the Company as of April 30, 1997 and for the three and nine month periods then ended.

     *99.02       Audited Combined Financial Statements of Lacerte as of March
                  31, 1997 and 1998 and for the years ended March 31, 1996, 1997 and 1998.

     *99.03 Unaudited condensed combined income statement information of Lacerte for the six month period ended March 31, 1998.

      99.04       Pro forma financial information of the Company and Lacerte.

     *99.05       Restatement of Earnings Per Share Under Statement of
                  Financial Accounting Standards No. 128.

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* Previously filed.